                                   APPENDIX B

                     Unaudited Interim Financial Statements

                      Financial Guaranty Insurance Company

                                 March 31, 1996

FINANCIAL GUARANTY INSURANCE COMPANY

- --------------------------------------------------------------------------------

Unaudited Interim Financial Statements

March 31, 1996

     Balance Sheets .....................................................  B-1
     Statements of Income................................................  B-2
     Statements of Cash Flows............................................  B-3
     Notes to Unaudited Interim Financial Statements.....................  B-4

Financial Guaranty Insurance
Company                                                                           Balance Sheets

- ------------------------------------------------------------------------------------------------

($ in Thousands)

                                                                       March 31,    December 31,
                                                                         1996           1995
                                                                      -----------   ------------
                                                                      (Unaudited)
Assets

Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,087,432 in 1996 and $2,043,453 in 1995)                         $ 2,121,620   $ 2,141,584
Short-term investments, at cost, which
   approximates market                                                    101,133        91,032
Cash                                                                          820           199
Accrued investment income                                                  32,934        37,347
Reinsurance receivable                                                      7,548         7,672

Deferred policy acquisition costs                                          92,336        94,868
Property, plant and equipment net of
   accumulated depreciation of $13,473 in
   1996 and $12,861 in 1995                                                 6,083         6,314
Prepaid reinsurance premiums                                              160,690       162,088
Prepaid expenses and other assets                                          28,484        39,198
                                                                      -----------   -----------
            Total assets                                              $ 2,551,648   $ 2,580,302
                                                                      ===========   ===========
Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                     $   709,119   $   727,535
Losses and loss adjustment expenses                                        74,803        77,808
Ceded reinsurance payable                                                   2,008         1,942
Accounts payable and accrued expenses                                      34,305        32,811
Due to parent                                                                --           1,647
Current federal income taxes payable                                       63,725        51,296
Deferred federal income taxes payable                                      77,281        99,171
Payable for securities purchased                                           36,927        40,211
                                                                      -----------   -----------
            Total liabilities                                             998,168     1,032,421
                                                                      -----------   -----------
Stockholder's Equity:

Common stock, par value $1.500 per share at March 31,
  1996 and at December 31, 1995: 10,000 shares authorized,
  issued and outstanding                                                   15,000        15,000
Additional paid-in capital                                                334,011       334,011
Net unrealized gains (losses) on fixed maturity securities available
   for sale, net of tax                                                    22,222        63,785
Foreign currency translation adjustment                                    (2,291)       (1,499)
Retained earnings                                                       1,184,538     1,136,584
                                                                      -----------   -----------
            Total stockholder's equity                                  1,553,480     1,547,881
                                                                      -----------   -----------
            Total liabilities and stockholder's equity                $ 2,551,648   $ 2,580,302
                                                                      ===========   ===========




             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                                     Statements of Income

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($ in Thousands)
                                                    Three Months Ended March 31,
                                                        1996           1995
                                                      ---------      ---------
                                                            (Unaudited)
Revenues:

  Gross premiums written                              $ 21,277       $ 15,214
  Ceded premiums                                        (3,300)        (1,853)
                                                      --------       --------
  Net premiums written                                  17,977         13,361
  Decrease in net unearned premiums                     17,018         13,789
                                                      --------       --------
  Net premiums earned                                   34,995         27,150
  Net investment income                                 31,063         28,168
  Net realized gains                                     5,074         15,937
                                                      --------       --------
    Total revenues                                      71,132         71,255
                                                      --------       --------
Expenses:

  Losses and loss adjustment expenses                   (1,165)         1,540
  Policy acquisition costs                               6,790          2,647
  Other underwriting expenses                            4,207          4,600
                                                      --------       --------
    Total expenses                                       9,832          8,787
                                                      --------       --------
    Income before provision for federal
      income taxes                                      61,300         62,468
  Provision for federal income taxes                    13,346         14,579
                                                      --------       --------
    Net income                                        $ 47,954       $ 47,889
                                                      ========       ========




             See accompanying notes to interim financial statements


Financial Guaranty Insurance
Company                                                              Statements of Cashflow

- -------------------------------------------------------------------------------------------

($ in Thousands)
                                                               Three Months Ended March 31,

                                                                   1996            1995
                                                                ---------       ---------
                                                                        (Unaudited)
Operating activities:

Net income                                                      $  47,954       $  47,889
  Adjustments to reconcile net income to net
    cash provided by operating activities:
  Provision for deferred income taxes                                 917           5,758
  Amortization of fixed maturity securities                            41             701
  Policy acquisition costs deferred                                (4,258)         (5,486)
  Amortization of deferred policy acquisition costs                 6,790           2,843
  Depreciation of fixed assets                                        612             578
  Change in reinsurance receivable                                    124            (145)
  Change in prepaid reinsurance premiums                            1,398           3,310
  Foreign currency translation adjustment                          (1,218)            798
  Change in accrued investment income, prepaid
    expenses and other assets                                      15,127          10,492
  Change in unearned premiums                                     (18,416)        (17,099)
  Change in losses and loss adjustment expense reserves            (3,005)          1,499
  Change in other liabilities                                        (552)        (10,193)
  Change in current income taxes payable                           12,429         (13,879)
  Net realized gains on investments                                (5,074)        (15,937)
                                                                ---------       ---------
Net cash provided by operating activities                          52,869          11,129
                                                                ---------       ---------
Investing activities:

Sales or maturities of fixed maturity securities                  199,015         352,152
Purchases of fixed maturity securities                           (240,781)       (157,921)
Sales or maturities (purchases) of short-term investments, net    (10,101)       (206,680)
Purchases of property and equipment, net                             (381)            (78)
                                                                ---------       ---------
Net cash used for investing activities                            (52,248)        (12,527)
                                                                ---------       ---------
Increase (decrease) in cash                                           621          (1,398)
Cash at beginning of period                                           199           1,766
                                                                ---------       ---------
Cash at end of period                                           $     820       $     368
                                                                =========       =========




             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                            Notes to Financial Statements


- --------------------------------------------------------------------------------

March 31, 1996 and 1995
(Unaudited)

     (1)  Basis of Presentation

          The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three months ended March 31, 1996 and 1995, (b) the financial position at March 31, 1996 and December 31, 1995, and (c) cash flows for the three months ended March 31, 1996 and 1995.

          These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1995 audited financial statements. The 1995 financial statements have been reclassified to conform to the 1996 presentation.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (2)  Statutory Accounting Practices

          The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

          (a) premiums are earned in proportion to the reduction of the related risk rather than in proportion to the coverage provided;

          (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

          (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

          (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

          (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under

               GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

          (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

          (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.


Financial Guaranty Insurance
Company                                                                                       Notes to Financial Statements

- ---------------------------------------------------------------------------------------------------------------------------
The following is a reconciliation of the net income and stockholder's equity of
Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                               Three Months Ended March 31,
                                                         ------------------------------------------------------------------
                                                                     1996                                 1995
                                                         -----------------------------       ------------------------------
                                                            Net          Stockholder's           Net          Stockholder's
                                                          Income             Equity            Income             Equity
                                                         --------        -------------        --------        -------------

GAAP basis amount                                        $ 47,954         $ 1,553,480         $ 47,889         $ 1,377,005
Premium revenue recognition                                (1,933)           (168,861)          (6,189)           (150,561)
Deferral of acquisition costs                               2,532             (92,336)          (2,643)            (93,571)
Contingency reserve                                          --              (403,087)            --              (334,950)
Non-admitted assets                                          --                (5,283)            --                (6,970)
Case-basis losses incurred and salvage
  recoverable                                              (1,750)             (1,798)           1,096              (3,004)
Portfolio loss reserves                                      --                24,000             --                46,100
Deferral of income tax                                        917              65,315            5,758              51,170
Unrealized gains on fixed maturity
  securities held at fair value, net of                      --               (22,222)            --                (7,101)
  taxes
Profit commission                                             782              (4,965)           5,756              (3,084)
Contingency reserve tax deduction                            --                78,196             --                78,196
Provision for unauthorized reinsurance                       --                  --               --                  (266)
Allocation of tax benefits due to Parent's
  net operating loss to the Company                           (55)             10,236              130               9,784
                                                         --------         -----------         --------         -----------
Statutory basis amount                                   $ 48,447         $ 1,032,675         $ 51,797         $   962,748

                                                         ========         ===========         --------         ===========

Financial Guaranty Insurance
Company                                            Notes to Financial Statements

- --------------------------------------------------------------------------------

March 31, 1996 and 1995
(Unaudited)

     (3)  Dividends

          Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

          o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996.

          o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

          The amount of the Company's surplus available for dividends during 1996 is approximately $100.2 million.

     (4)  Income Taxes

          The Company's effective Federal corporate tax rate (21.8 percent and 23.3 percent for the three months ended March 31, 1996 and 1995, respectively) is less than the statutory corporate tax rate (35 percent in 1996 and 1995) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

     (5)  Reinsurance

          In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", adopted in 1993, the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $7.3 million and $4.9 million, respectively, for the three months ended March 31, 1996 and 1995.